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Supplement to the Prospectus, dated March 1, 2025

Harbor Health Care ETF
April 29, 2025
Effective immediately, the second bullet of the third paragraph of the Harbor Health Care ETF (the “Fund”) is restated as follows:
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Corporate governance that aligns with shareholder value creation;
Effective immediately, the Average Annual Total Returns Table under the section entitled “Performance” for the Fund is restated in its entirety as follows:

Average Annual Total Returns — As of December 31, 2024

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Health Care ETF
Before Taxes	0.54%	N/A	N/A	12.27%	11/16/2022
After Taxes on Distributions	0.41%	N/A	N/A	11.83%
After Taxes on Distributions and Sale of Fund Shares	0.41%	N/A	N/A	9.35%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	25.02%	N/A	N/A	22.33%
Russell 3000® Growth Health Care Index^^	5.80%	N/A	N/A	9.77%
^
This index represents a broad measure of market performance.
^^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Investors Should Retain This Supplement For Future Reference
S0425.P.ETF